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                                                                 EXHIBIT 10.23


                               TRIUMPH GROUP, INC.

                          DIRECTORS' STOCK OPTION PLAN


                                    ARTICLE I

                                     PURPOSE

                  The purpose of this Directors' Stock Option Plan (the "Plan") is to enable Triumph Group, Inc. (the "Company") to attract and retain qualified independent directors and to further promote the mutuality of interests between such directors and the Company's stockholders.


                                   ARTICLE II

                                   DEFINITIONS

                  For purposes of this Plan, the following terms shall have the following meanings:

                  2.1 "BOARD" shall mean the Board of Directors of the Company.

                  2.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  2.3 "COMMON STOCK" means the Common Stock, $.001 par value per share, of the Company.

                  2.4 "EFFECTIVE DATE" shall mean the date on which the Plan is approved by the Company's stockholders.

                  2.5 "ELIGIBLE DIRECTOR" shall mean any member of the Board who, on the date of the granting of an Option, is not an officer or an employee of the Company or any of the Company's subsidiaries.

                  2.6 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the previous day's closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the Nasdaq Stock Market on such date, or, if such the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported.


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                  2.7 "MATURE COMMON STOCK" shall mean Common Stock owned for six months or more, or such other period as the Board may determine subject to applicable accounting regulations, by the respective Participant.

                  2.8 "PARTICIPANT" shall mean an Eligible Director to whom an Option has been granted under the Plan.

                  2.9 "STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI of the Plan.


                                   ARTICLE III

                                 ADMINISTRATION

                  3.1 ADMINISTRATION. The Plan shall be administered and interpreted by the Board.

                  3.2 GUIDELINES. Subject to Article VII hereof, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section
3.2 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

                   3.3 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.


                                   ARTICLE IV

                                SHARE LIMITATION

                   4.1 SHARES. The maximum aggregate number of shares of Common Stock that may be issued upon exercise of Options is 40,000 (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued shares of Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.


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                  4.2 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Board shall make such adjustments in the number and kind of shares authorized by the Plan, in the minimum and maximum limits set forth in Section 6.2 and in any outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall, where appropriate, be paid in cash to the Participant. If during the term of any Option granted hereunder the Company shall be, with the prior approval of a majority of the members of the Board, merged into or consolidated with or otherwise combined with or acquired by a person or entity, or there is a liquidation of the Company, then at the election of the Board, the Company may take such other action as the Board shall determine to be reasonable under the circumstances to permit the Participant to realize the value of such Option, including without limitation paying cash to such Participant equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Participant having a value equal to the value of the Option.


                                    ARTICLE V

                                   ELIGIBILITY

                   5.1 ELIGIBLE DIRECTORS. Only Eligible Directors are eligible to be granted Options under the Plan.


                                   ARTICLE VI

                                  STOCK OPTIONS

                   6.1 OPTIONS. All Stock Options granted under the Plan shall be non-qualified stock options (I.E., options that do not qualify as incentive stock options under section 422 of the Code).

                   6.2 GRANTS. The Board shall have full authority to make the following types of grants under the Plan.

                           (a) ANNUAL GRANTS. For as long as the Plan remains in
effect, the Board shall make an annual grant to each Eligible Director of Stock Options to purchase at least 500 shares of Common Stock, but no more than 1,000 shares of Common Stock. Subject to the minimum and maximum limits set forth in the preceding sentence, the number of shares of Common Stock subject to

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such grants to Eligible Directors in any year shall be determined by the Board, and may vary from year to year.

                           (b) NEW DIRECTOR GRANTS. For as long as the Plan
remains in effect, the Board may grant to any Eligible Director, upon his or her initial election to the Board, Stock Options to purchase up to 5,000 shares of Common Stock. Subject to the maximum limit set forth in the preceding sentence, the number of shares of Common Stock subject to such Stock Options shall be determined by the Board, and may be greater than or less than the number of shares of Common Stock subject to any prior grants.

                           (c) DISCRETIONARY GRANTS. In addition to the grants
described in (a) and (b) above, the Board may from time to time grant to any Eligible Director Stock Options to purchase shares of Common Stock. The Board shall have full authority to select the Eligible Directors to whom such Options are to be granted and to determine the number of shares of Common Stock to be covered by each such Option.

                   6.3 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

                           (a) STOCK OPTION CERTIFICATE. Each Stock Option shall
be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and such other terms and conditions, consistent with the provisions of the Plan, as the Board shall deem advisable.

                           (b) OPTION PRICE. The option price per share of
Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant.

                           (c) OPTION TERM. The term of each Stock Option shall
be ten years from the date of grant.

                           (d) EXERCISABILITY. Stock Options shall be
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant; provided that the Board may waive any installment exercise or waiting period provisions, in whole or in part, at any time, based on such factors as the Board shall, in its sole discretion, deem appropriate.

                           (e) METHOD OF EXERCISE. Stock Options may be
exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 9.2. The option price may paid in cash or by check payable to the

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Company or, with the consent of the Board on or after the date of grant, in whole or in part in shares of Mature Common Stock or by a reduction in the number of shares of Common Stock otherwise issuable upon such exercise, with the shares of Common Stock in either case valued at the Fair Market Value on the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

                           (f) TERMINATION. Unless otherwise determined by the
Board, Stock Options held by a Participant who ceases to be a member of the Board shall be exercisable as follows:

                                    (i) If the Participant ceases to be a member
of the Board by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the Participant's estate, until the expiration of the stated term of the Option or until such earlier time as the Board may determine at the time the Option is granted or such accelerated basis is determined.

                                    (ii) If the Participant ceases to be a
member of the Board by reason of disability (as determined by the Board), any Stock Option held by such Participant may thereafter be exercised by the Participant (or, where appropriate, the Participant's legal representative), to the extent it was exercisable at the time the Participant ceased to be a member of the Board or on such accelerated basis as the Board may determine at or after grant, until the expiration of the stated term of the Option or until such earlier time as the Board may determine at the time the Option is granted or such accelerated basis is determined.

                                    (iii) If the Participant ceases to be a
member of the Board for any reason other than death or disability, the Stock Option shall terminate 30 days after the date on which the Participant ceased to be a member of the Board; provided, however, that the Board may extend such exercise period based on such factors as the Board shall, in its sole discretion, deem appropriate, but not beyond the expiration of the stated term of the Option.

                  6.4 RIGHTS AS SHAREHOLDER. A Participant shall not be deemed to be the holder of Common Stock, or have any of the rights of a holder of Common Stock, with respect to shares subject to an Option, until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.


                                   ARTICLE VII

                            TERMINATION OR AMENDMENT

                  7.1 TERMINATION OR AMENDMENT OF PLAN. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to

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ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant.


                  7.2 AMENDMENT OF OPTIONS. The Board may amend the terms of any Stock Option previously granted, prospectively or retroactively, but, subject to
Article IV, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent.


                                  ARTICLE VIII

                                  UNFUNDED PLAN

                  8.1 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE IX

                               GENERAL PROVISIONS

                  9.1 NONASSIGNMENT. Except as otherwise provided in the Plan, any Option granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred hereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

                  9.2 LEGEND. The Board may require each person purchasing shares upon exercise of a Stock Option to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

                  All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law,

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and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  9.3 OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  9.4 NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan nor the grant of any Option hereunder shall confer upon any person the right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's stockholders.

                  9.5 LISTING AND OTHER CONDITIONS.

                           (a) If the Common Stock is listed on a national
securities exchange, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange. The Company shall have no obligation to issue any shares of Common Stock upon exercise of an Option unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

                           (b) If at any time counsel to the Company shall be of
the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                           (c) Upon termination of any period of suspension
under this Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                  9.6 GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware.

                  9.7 CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

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                  9.8 LIABILITY OF BOARD MEMBERS. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

                  9.9 COSTS. The Company shall bear all expenses incurred in administering the Plan, including expenses related to the issuance of Common Stock upon exercise of Stock Options.

                  9.10 SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

                  9.11 SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

                  9.12 HEADINGS. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                  9.13 CHANGE IN CONTROL. Upon the occurrence of a Change in Control, each Option then outstanding shall become immediately exercisable to the full extent of the shares of Common Stock subject thereto. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if at any time after the Effective Date any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) becomes the "beneficial owner" (as defined in Section 13(d)(3) under the 1934 Act) of securities of the Company representing more than 35 percent (35%) of the total aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, and such person or group owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person or group. Notwithstanding anything else contained in this Section 9.13, a Participant shall be eligible to exercise Options both before and after a Change in Control to the full extent otherwise permitted under the Plan.


                                    ARTICLE X

                                  TERM OF PLAN

                  10.1 EFFECTIVE DATE. The Plan shall be effective as of the Effective Date.

                  10.2 TERMINATION. Unless sooner terminated, the Plan shall terminate ten years after it is adopted by the Board and no Options may be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which will continue to be exercisable after the Plan terminates.


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